UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 16, 2015 (June 11, 2015)

Travelport Worldwide Limited
(Exact Name of Registrant As Specified In Its Charter)

Bermuda	001-36640	98-0505105
(State or Other Jurisdiction	(Commission File No.)	(IRS Employer
of Incorporation)		Identification No.)

Axis One, Axis Park

Langley, Berkshire SL3

8AG

(Address of Principal Executive Offices, including Zip Code)

+44-1753-288-000

(Registrant’s telephone number, including area code)

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.  Submission of Matters to a Vote of Security Holders.

On June 11, 2015, Travelport Worldwide Limited (the “Company”) held its 2015 Annual General Meeting of Shareholders (the “Annual Meeting”). As of April 17, 2015, the Company’s record date for the Annual Meeting, there were a total of 122,375,931 common shares outstanding and entitled to vote at the Annual Meeting. At the Annual Meeting, 87,114,524 common shares were represented in person or by proxy and, therefore, a quorum was present.

The matters voted on were (1) the re-election of Douglas M. Steenland, Gavin R. Baiera, Gregory Blank, Elizabeth L. Buse, Steven R. Chambers, Michael J. Durham, Douglas A. Hacker and Gordon A. Wilson as directors of the Company, with terms of one year, expiring at the 2016 annual general meeting of shareholders, (2) the appointment of Deloitte LLP as the Company’s independent auditor for the fiscal year ending December 31, 2015 and the authorization of the Audit Committee of the Board of Directors to determine the independent auditor’s remuneration, (3) to provide, on a non-binding advisory basis, approval of the compensation of the Company’s named executive officers and (4) to provide, on a non-binding advisory basis, approval of the frequency that shareholders will have a non-binding advisory vote on the compensation of the Company’s named executive officers. The final results for each proposal presented to shareholders at the Annual Meeting are set forth below:

1.	Election of Directors:

NOMINEE	FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
Douglas M. Steenland	85,028,011	180,161	6,683	1,899,669

Gavin R. Baiera	79,643,049	5,565,123	6,683	1,899,669

Gregory Blank	78,656,222	6,551,950	6,683	1,899,669

Elizabeth L. Buse	85,105,612	102,566	6,677	1,899,669

Steven R. Chambers	85,175,586	32,586	6,683	1,899,669

Michael J. Durham	84,349,119	859,153	6,583	1,899,669

Douglas A. Hacker	84,348,916	859,356	6,583	1,899,669

Gordon A. Wilson	85,172,552	35,672	6,631	1,899,669

2. Appointment of Deloitte LLP as the Company’s independent auditor for the fiscal year ending December 31, 2015 and to authorize the Audit Committee of the Board of Directors to determine the independent auditor’s remuneration:

FOR	AGAINST	ABSTAIN

78,916,432	8,168,197	29,895

3. Non-binding approval of the compensation of the Company’s named executive officers:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE

85,148,841	59,563	6,451	1,899,669

4. Non-binding approval of the frequency that shareholders will have a non-binding advisory vote on the compensation of the Company’s named executive officers:

ONE YEAR	TWO YEARS	THREE YEARS	ABSTAIN

84,806,164	405	396,599	11,687

No other matters were considered and voted on by the Company’s shareholders at the Annual Meeting.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRAVELPORT WORLDWIDE LIMITED

/s/ Rochelle J. Boas
Rochelle J. Boas
Senior Vice President and Secretary

Date: June 16, 2015